UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

VIRTUIX HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43067	46-4371395
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Metric Blvd, Suite 430 Austin, TX	78758
(Address of principal executive offices)	(Zip Code)

(512) 947-9029

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	VTIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 1, 2026, Virtuix Holdings Inc. (the “Company”) entered into amendments to each of the following warrants to purchase shares of Class A Common Stock (collectively, the “Warrant Amendments”) with Streeterville Capital, LLC (the “Investor”) amending the exercise price and extending the Reduced Exercise Price Period (as defined below) to each such warrant:

●	Amendment to the Equity Financing Warrant issued pursuant to the Securities Purchase Agreement dated August 25, 2025 (the “Equity Financing Warrant”);

●	Amendment to the Warrant to Purchase Shares of Class A Common Stock, dated as of October 30, 2025 (the “Second Debt Financing Warrant”); and

●	Amendment to the Warrant to Purchase Shares of Class A Common Stock, dated as of December 19, 2025 (the “Third Debt Financing Warrant”).

Each of the warrants listed above was previously amended to establish a reduced exercise price period (the “Reduced Exercise Price Period”) during which the exercise price was amended to $6.00 per Warrant share. The Warrant Amendments amend the exercise price to $4.00 per Warrant share and extend the Reduced Exercise Price Period to the expiration date of the warrants of July 27, 2026. Notwithstanding the foregoing, the Company may terminate the Reduced Exercise Price Period at any time upon two (2) trading days’ prior written notice to the Investor, whereupon the exercise price will revert to the Nasdaq Valuation Price as set forth in the applicable original warrant.

All other terms and conditions of the warrants remain unchanged and in full force and effect.

The foregoing description of the Warrant Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each Warrant Amendment, copies of which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 2, 2026, the Company issued a press release (the “Press Release”) announcing that it will host a conference call on June 25, 2026, at 8:30 a.m. Eastern time to discuss the Company’s results for the fiscal year ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits.

(d) Exhibits

4.1	Amendment to Warrant to Purchase Shares of Class A Common Stock (Equity Financing Warrant), dated June 1, 2026
4.2	Amendment to Warrant to Purchase Shares of Class A Common Stock (Second Debt Financing Warrant), dated June 1, 2026
4.3	Amendment to Warrant to Purchase Shares of Class A Common Stock (Third Debt Financing Warrant), dated June 1, 2026
99.1	Press Release, dated June 2, 2026.
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2026

VIRTUIX HOLDINGS INC.

By:	/s/ Jan Goetgeluk
Jan Goetgeluk
Chief Executive Officer
(Principal Executive Officer)

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